UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2024

BUTLER NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	0-1678	41-0834293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Aero Plaza, New Century, Kansas	66031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 780-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 16, 2024, the Board of Directors (“Board”) of Butler National Corporation (the “Company”) appointed Christopher J. Reedy as Chairman.

The Board established the position of Lead Independent Director and the independent directors elected Mr. Jeffrey D. Yowell to serve as Lead Independent Director. Mr. Yowell was also appointed to serve as chairman of the Company’s Compensation Committee.

Mr. Wagoner, the former Chairman, will continue to serve as a member of the Board until the Company’s 2024 annual meeting of stockholders. The Board approved a reduction in the Board’s size, from seven director positions to six director positions, effective following the 2024 annual meeting of stockholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2024, the Board amended Sections 1.1, 1.7 and 1.11 of the Company’s Bylaws (as amended, the “Bylaws”) to change the voting standard for the election of directors in uncontested elections from a plurality standard to a majority voting standard. The Bylaws retain plurality voting for contested elections. Under the majority voting standard, if a director nominee in an uncontested election receives more votes “against” than “for,” then the Board will consider whether to accept such director’s resignation from the Board. The Bylaws were also updated to require all director nominees to submit a conditional resignation prior to an election in order comply with the majority vote standard. The Bylaws were also updated to comply with the director background check requirements of the Kansas Expanded Lottery Act.

The preceding description is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Butler National Corporation Bylaws dated August 16, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER NATIONAL CORPORATION
Date: August 20, 2024	/s/Tad M. McMahon Tad M. McMahon Chief Financial Officer